Exhibit 31.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Advanced Digital Information Corporation (the “Company”) on Form 10-K for the fiscal year ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Peter H. van Oppen, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 26, 2004	PETER H. VAN OPPEN

Peter H. van Oppen, Chairman and Chief Executive Officer